UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 30, 2006
AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283
(Address of principal executive offices)
Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
Annual Report Line Graph

Item 2.02 Results of Operations and Financial Condition
On or about June 30, 2006, Airgas, Inc. (the “Company”) began mailing its annual report (the “Annual Report”) and definitive proxy statement to its stockholders. The Letter to Shareholders section of the Annual Report includes a line graph (on page 11) depicting Sales, Adjusted EBITDA, Interest Expense, and Stockholders Equity from fiscal 1989 through fiscal 2006. The line graph is attached as Exhibit 99.1 under Item 9.01 and is incorporated herein by reference. The Sales, Interest Expense and Stockholders Equity data used to derive the line graph were previously disclosed in the Company’s Form 10-K filings for the respective years presented. The current presentation of the Adjusted EBITDA measure had not been previously disseminated to the public and is furnished in this Form 8-K.
Adjusted EBITDA is a financial measure that is not defined under generally accepted accounting principles (“GAAP”). The Company believes adjusted EBITDA provides investors meaningful insight into the Company’s ability to generate cash from operations to support required working capital, capital expenditures and financial obligations. A reconciliation of Adjusted EBITDA to the most comparable measure under generally accepted accounting principles appears on page 69 of the Annual Report and is also included below:
Eighteen Year Reconciliation of Operating Income to Adjusted EBITDA to Cash from Operations

(In thousands)
Years ended March 31,	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Operating income	15,958	23,221	17,286	26,316	34,367	48,667	72,600	92,987	80,480	111,709	112,607	105,461	106,728	124,938	156,336	168,544	202,454	268,758
Add:
Depreciation & amortization	11,147	17,387	21,158	23,420	28,042	30,571	36,868	45,762	64,428	82,227	83,839	85,262	82,796	71,757	79,279	87,447	111,078	127,542

Adjusted EBITDA	27,105	40,608	38,444	49,736	62,409	79,238	109,468	138,749	144,908	193,936	196,446	190,723	189,524	196,695	235,615	255,991	313,532	396,300

(Uses)/sources of cash excluded from Adjusted EBITDA, included in Cash from Operations:
Interest expense, net	(12,245)	(16,198)	(15,179)	(12,838)	(11,403)	(12,486)	(17,625)	(24,862)	(39,367)	(52,603)	(59,677)	(56,879)	(59,550)	(46,775)	(46,374)	(42,357)	(51,245)	(53,812)
Discount on securitization of receivables	—	—	—	—	—	—	—	—	—	—	—	—	(1,303)	(4,846)	(3,326)	(3,264)	(4,711)	(9,371)
Current income taxes	404	1,700	(599)	(3,591)	(5,653)	(7,838)	(12,345)	(17,654)	(20,012)	(16,502)	(17,244)	(16,902)	(13,402)	4,546	(33,174)	(24,623)	(22,622)	(30,718)
Other income (expense)	215	157	870	214	546	453	1,607	781	1,695	9,811	29,491	18,625	1,324	5,987	2,132	1,472	1,129	2,462
Equity in earnings of Elkem joint venture	1,415	1,435	2,009	2,019	(897)	(1,258)	(840)	(1,428)	(1,356)	(1,478)	(869)	—	—	—	—	—	—	—
(Gains)/losses on divestitures	—	—	—	—	—	—	(560)	—	—	(1,452)	(25,468)	(17,712)	(1,173)	(5,548)	241	—	(360)	1,900
(Gain)/losses on sale of PP&E	(32)	2	(715)	(76)	(292)	(63)	110	(12)	616	(504)	(222)	(915)	502	405	(257)	(837)	(321)	(1,330)
Stock issued for employee benefits	—	—	—	—	—	—	2,707	3,396	5,156	5,953	5,750	5,715	5,630	7,369	8,951	6,889	9,907	10,534
Income(loss) on discontinued operations	—	—	—	—	—	—	—	—	478	(635)	(871)	(335)	(400)	(3,529)	(1,776)	(457)	464	(1,424)
Other non-cash charges	260	308	252	250	—	—	—	—	3,930	11,422	—	458	2,281	1,068	—	—	—	—
Cash provided (used) by working capital	4,379	702	6,712	15,968	13,608	6,752	(2,030)	(6,948)	(14,801)	(13,548)	(25,273)	(22,686)	78,329	95,691	33,931	17,865	(23,456)	47,628

Net Cash Provided by Operating Activities	21,501	28,714	31,794	51,682	58,318	64,798	80,492	92,022	81,247	134,400	102,063	100,092	201,762	251,063	195,963	210,679	222,317	362,169

The Company’s Annual Report also includes a Financial Highlights section (on page 17) that contains Return on Capital financial information relating to fiscal years 2002 through 2006. Return on Capital is a financial measure that is not defined under GAAP. The Company believes that the Return on Capital computation helps investors assess how effectively the Company uses the capital invested in its operations. A reconciliation of Return on Capital appears on page 69 of the Annual Report and is also included below:
Reconciliation and Computation of Return on Capital

(In thousands)
Years Ended March 31,	2002	2003	2004	2005	2006

Operating Income	$124,938	$156,336	$168,544	$202,454	$268,758
Plus (Less):
Restructuring/special charges (recoveries), net	—	2,694	(776)	—	—
Litigation settlements/charges	8,501	—	—	—	—

Adjusted Operating Income	$133,439	$159,030	$167,768	$202,454	$268,758

Five Quarter Average of Total Assets	1,528,101	1,705,114	1,776,185	2,112,504	2,378,324
Five Quarter Average of Securitized Trade Receivables	124,400	147,680	157,400	183,300	216,360
Five Quarter Average of Current Liabilities (exclusive of debt)	(214,179)	(219,153)	(216,081)	(269,975)	(326,618)
Five Quarter Average of Investment in Unconsolidated Affiliates	(63,886)	(65,416)	(39,793)	—	—

Five Quarter Average Capital Employed	$1,374,436	$1,568,225	$1,677,711	$2,025,829	$2,268,066

Return on Capital	9.7%	10.1%	10.0%	10.0%	11.8%

The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.
The information contained in this Form 8-K report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(a) None
(b) None
(c) Exhibits.

99.1	—	Annual Report line graph included in the Letter to Shareholders on page 11 of the Company’s 2006 Annual Report (furnished pursuant to Item 2.02 of Form 8-K).

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.		AIRGAS EAST, INC.
(Registrant)		AIRGAS GREAT LAKES, INC.
AIRGAS MID AMERICA, INC.
AIRGAS NORTH CENTRAL, INC.
BY:	/s/ Robert M. McLaughlin	AIRGAS SOUTH, INC.
	Robert M. McLaughlin	AIRGAS GULF STATES, INC.
	Vice President & Controller	AIRGAS MID SOUTH, INC.
AIRGAS INTERMOUNTAIN, INC.
AIRGAS NORPAC, INC.
AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
AIRGAS SOUTHWEST, INC.
AIRGAS WEST, INC.
AIRGAS SAFETY, INC.
AIRGAS CARBONIC, INC.
AIRGAS SPECIALTY GASES, INC.
NITROUS OXIDE CORP.
RED-D-ARC, INC.
AIRGAS DATA, LLC

(Co-Registrants)

BY:	/s/ Robert M. McLaughlin

Robert M. McLaughlin
Vice President

ATNL, INC.

(Co-Registrant)

BY:	/s/ Melanie Andrews

Melanie Andrews
President
DATED: July 7, 2006